Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 7/23/08 — 7/31/08
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

								CURRENT	CUMULATIVE
	BANK ACCOUNTS							MONTH	FILING TO DATE
	CNTRL DISB	MONEY MARKET	OPERATING	Laurus Sweep LBs	LAB HC SOLUTIONS	PAYROLL	LOCKBOX#1
	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)
Account Number	20799005-64044	20000261-35533	20900023-74739	20000273-16186	20799005-64196	20900023-74755	20200003-81891	ACTUAL	ACTUAL

CASH BEGINNING OF MONTH (on 7/23/08)	$90,414	$137,960	$140,924	$2,886	$7,910	$—	$—	$380,094	$380,094

CASH SALES	$—	$—	$—	$—	$—	$—	$—	$—	$—
ACCOUNTS RECEIVABLE — COLLECTIONS	$—	$—	$22,569	$272,808	$—	$—	$209,582	$504,958	$504,958
LOANS AND ADVANCES—Laurus	$—	$—	$467,000		$—	$—	$—	$467,000	$467,000
SALE OF ASSETS	$—	$—	$—	$—	$—	$—	$—	$—	$41,760
INTERCO TO/FROM (LAB)				$41,760				$41,760
OTHER	$—	$123	$2,252	$—	$—	$—	$—	$2,375	$2,375
TRANSFERS (FROM DIP ACCOUNTS)	$—	$—	$191,166	$—	$—	$578,652	$—	$769,818	$769,818

TOTAL RECEIPTS	$—	$123	$682,966	$314,568	$—	$578,652	$209,582	$1,785,911	$1,785,911

DISBURSEMENTS

NET PAYROLL	2,084	—	—	—	—	559,310	—	561,394	561,394
PAYROLL TAXES	—	—	—	—	—	1,773	—	1,773	1,773
401K RELATED EXPENSES	—	—	—	—	—	17,569	—	17,569	17,569
SALES, USE & OTHER TAXES	—	—	—	—	—	—	—	—	—
DIRECT COST OF SALES	—	—	—	—	—	—	—	—	—
TELECOMM CHARGES (COGS & SG&A)	93,358	—	—	—	—	—	—	93,358	93,358
SECURED / RENTAL / LEASES (INCLUDES RENT)	—	—	—	—	4,851	—	—	4,851	4,851
COMMERCIAL INSURANCE	—	—	—	—	—	—	—	—	—
HEALTH INSURANCE	—	—	—	—	—	—	—	—	—
ADMINISTRATIVE (INCL. R&M, T&E, UTIL, CAPEX)	1,177	—	—	—	—	—	—	1,177	1,177
PARTNER COMMISSIONS (SALES REBATES)	50,144	—	—	—	—	—	—	50,144	50,144
3RD PARTY CONTRACTORS	—	—	—	—	—	—	—	—	—
SELLING COMMISSIONS	—	—	—	—	—	—	—	—	—
UTILITY DEPOSITS	—	—	—	—	—	—	—	—	—
PAYDOWN_SR. LOAN PMT			—	298,130				298,130
OUTSTANDING CHECKS	—	—	—		—	(558,452)	—	(558,452)	(558,452)
INTERCO TO/FROM (LAB)								—
OTHER	—	—	—	—	—	—	—	—	—

TRANSFERS (TO DIP ACCOUNTS)	—	—	560,236	—	—	—	209,582	769,818	769,818

PROFESSIONAL FEES	—	—	—	—	—	—	—	—	—
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—
COURT COSTS	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	146,764	—	560,236	298,130	4,851	20,200	209,582	1,239,763	1,239,763

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(146,764)	$123	$122,750	$16,438	$(4,851)	$558,452	$—	$546,147	$546,147

PETTY CASH	$—	$—	$—	$—	$—	$—	$—	$725	$725
CASH — END OF MONTH	$(56,350)	$138,083	$263,674	$19,324	$3,059	$558,452	$—	$926,967	$926,967

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$1,239,763.14
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(769,817.73)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$469,945.41

**	Please note that no funds have been paid from either Proxymed Inc. not Proxymed Lab Services during this period.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 7/23/08 — 7/31/08
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.
NO PROFESSIONAL FEES OR EXPENSES PAID DURING THE 7/23/08 — 7/31/08 REPORTING PERIOD

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 7/23/08 — 7/31/08
CASH DISBURSEMENTS JOURNAL

VENDOR	MONTH	CHECK #	CHECK/WIRE	AMOUNT	CATEGORY
QUALITY TECHNOLOGY SVCS METRO LLC	Jul08	37014	Check	$84,554.96	PHONE
UCN	Jul08	37015	Check	$8,803.48	PHONE
				$93,358.44	PHONE Total
PENNICK, CHRYSTA	Jul08	37002	Check	$1,797.04	PR NET
CHANTHAPAY, DENNIS	Jul08	37001	Check	$287.13	PR NET
				$2,084.17	PR NET Total
EDS CORPORATION	Jul08	37003	Check	$600.00	REBATES
HDX	Jul08	37004	Check	$7,167.20	REBATES
HEALTH AND HUMAN SERVICES COMMISSION	Jul08	37005	Check	$291.68	REBATES
INSTITUTIONAL MARKETING SERVICES, INC.	Jul08	37006	Check	$19,500.00	REBATES
IVANS INC.	Jul08	37007	Check	$83.70	REBATES
IVANS INC.	Jul08	37008	Check	$10,552.01	REBATES
LETTERLOGIC	Jul08	37009	Check	$1,436.53	REBATES
MEDDATA, INC.	Jul08	37010	Check	$8,617.81	REBATES
MEDIFAX EDI	Jul08	37011	Check	$399.21	REBATES
MEDIFAX EDI	Jul08	37012	Check	$921.73	REBATES
PASSPORT HEALTH COMMUNICATIONS INC.	Jul08	37013	Check	$574.26	REBATES
				$50,144.13	REBATES Total
				$145,586.74	Grand Total

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 7/23/08 — 7/31/08
STATEMENT OF OPERATIONS
(Income Statement)

	7/23/08 -	Cumulative
	7/31/2008	Filing to Date
Gross Revenue	$2,281,858	$2,281,858
Revenue Adjustments	(22,498)	(22,498)

Net Revenue	2,259,360	2,259,360

Direct Cost of Sales	13,984	13,984
Telecomm Charges	54,336	54,336
Partner Commissions	68,703	68,703
Labor and Overhead	0	0
Other	0	0

Cost of Sales	137,023	137,023

Gross Profit	2,122,337	2,122,337

Operating Expenses
Payroll and Related Costs
Payroll	251,032	251,032
Overtime	3,813	3,813
PTO Compensation Adjustment	(366)	(366)
Payroll Taxes	19,898	19,898
Payroll Related Insurance	24,006	24,006
Other Employee Benefits	679	679
Payroll Admin Costs	893	893
Outside Programmers/Contractors	17,073	17,073
Capitalized Payroll/Contractors	(4,432)	(4,432)
Temporary and Outside Labor	4,229	4,229
Commissions	14,516	14,516
Travel, Meals and Entertainment	8,757	8,757
Advertising and Promotion	78	78
Exhibitions and Shows	559	559
Rent	30,296	30,296
Equipment Rental/Leases	1,229	1,229
Utilities	280	280
Telecommunications	30,285	30,285
Repairs and Maintenance	12,992	12,992
Non-Capitalized Assets	29	29
Insurance — General	9,319	9,319
Insurance — D&O	2,227	2,227
General Office Expenses	3,307	3,307
Dues & Subscriptions	2,563	2,563
Licenses & Miscellaneous Fees	5,493	5,493
Postage & Overnight Delivery	1,828	1,828
Accounting	280	280
Legal	23,784	23,784
Consulting	54,971	54,971
Stockholders’ Expenses	2,319	2,319
Property & Other Taxes	4,840	4,840
Miscellaneous G&A Expenses	21,271	21,271
Other Income/Expense	(173,877)	(173,877)

Total Operating Expenses	374,171	374,171

Depreciation	54,935	54,935
Amortization	46,150	46,150

Net Profit (Loss) Before Other Income/Expenses	1,647,082	1,647,082

Other Income and Expenses
Other (Income)/Expense (attach schedules)	0	0
Interest (Income)/Expense, Net	91,154	91,154

Net Profit (Loss) Before Reorganization Items	1,555,928	1,555,928

Professional Fees	84,941	84,941
US Trustee Quarterly Fees		0
Interest earned on Accum cash from Chapter 1 (see continuation sheet)		0
(Gain)/Loss on Sale of Assets	0	0
Gain/Loss on Sale of Disc Ops	0	0
Other Reorg Expenses (attach schedule)	0	0

Total Reorg Expenses	84,941	84,941

Income Tax	0	0

Net Income/(Loss)	$1,470,987	$ l,470,987

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debitors	Reporting Period: 7/23/08 — 7/31/08
BALANCE SHEET

		As of
	As of	7/23/2008
	7/31/2008	Petition Date
Cash and Cash Equivalents	930,874	380,094
Restricted Cash (Adequate Assurance Deposit Account)	0	0
Accounts Receivable, Net	4,282,073	2,585,910
Note and Other Receivables	15,518	15,518
Inventory	0	0
Prepaid Expenses	936,363	921,026
Professional Retainers	296,404	296,404
Other Current Assets	1,263	1,263

Total Current Assets	6,462,495	4,200,215

Property and Equipment
Machinery and Equipment	13,973,222	13,973,222
Furniture Fixtures and Office Equipment	431,389	431,389
Leasehold Improvments	489,701	489,701
Less: Accumulated Depreciation	-12,239,736	-12,239,736

Property and Equipment, Net	2,654,576	2,654,576

Goodwill, Net	3,693,828	3,693,828
Purch. & Cap. Software & Tech. Costs, net	1,273,032	1,273,032
Other Assets	527,277	527,277

Total Assets	14,611,208	12,348,928

Post-Petition Liabilities:
Secured Debt (Lauras)	188,110	0
Professional Fees	84,941
Unsecured Debt	12,957	0
Current Capital Leases Payable	0	0
Current Deferred Revenue	0	0
Accounts Payable	54,060	0
Taxes Payable	102,059	0
Wages Payable	264,266	0
Commissions Payable	15,000	0
Partner Commissions Payable	69,900	0
Other Accrued Expenses	0	0
Other Current Liabilities	0	0

Total Current Post-Petition Liabilities	791,293	0

Post-Petition Long-Term Liabilities
Long-Term Capital Lease Payable	0	0
Long-Term Def Rev and Other Long-Term Liabilities	0	0

Petition Date Liabilities:
Secured Debt (Laurus)	5,079,287	5,079,287
Unsecured Debt	13,299,203	13,299,203
Current Capital Leases Payable	349,534	349,534
Current Deferred Revenue	118,955	118,955
Accounts Payable	2,763,972	2,763,972
Taxes Payable	0	0
Wages Payable	1,117,225	1,117,225
Commissions Payable	180,182	180,182
Partner Commissions Payable	252,550	252,550
Other Accrued Expenses	674,353	674,353
Other Current Liabilities	845,877	845,877

Total Petition Date Liabilities	24,681,138	24,681,138

Petition Date Long-Term Liabilities
Long-Term Capital Lease Payable	1,052,067	1,052,067
Long-Term Def Rev and Other Long-Term Liabilitie	409,631	409,631

Total Liabilities	26,934,129	26,142,836

Stockholders’ Equity
Preferred Stock	21	21
Common Stock	13,783	13,783
Additional Paid-In Capital	245,799,000	245,799,000
Unearned Compensation	65,019	65,019
Retained Earnings (Deficit) Pre Petition	-259,671,731	-259,671,731
Retained Earnings (Deficit) Post Petition	1,470,937	0

Total Stockholder’s Equity	-12,322,921	-13,793,908

Total Liabilities and Stockholders’ Equity	14,611,208	12,348,928

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 7/23/08 — 7/31/08
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding		35,005				35,005
FICA-Employee		17,550				17,550
FICA-Employer		35,100				35,100
Unemployment		154				154
Income (same as Withholding)						0
Other:						0
Total Federal Taxes		87,808				87,808
State and Local
Withholding		10,634				10,634
Sales		1,954				1,954
Excise						0
Unemployment		673				673
Real Property						0
Personal Property		0				0
Other: Employee SDI Tax		852				852
Local Taxes		138				138
Total State and Local		14,251				14,251
Total Taxes		102,059				102,059
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0–30	31–60	61–90	Over 90	Total
Accounts Payable	54,060
Wages Payable	264,266
Taxes Payable	102,059
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	188,110
Professional Fees	84,941
Amounts Due to Insiders*
Commissions Payable	15,000
Partner Commissions Payable	69,900
Other	12,957
Total Postpetition Debts	791,293
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*   “Insider” is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxyrmed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 7/23/08 — 7/31/08
POSTPETITION ACCOUNTS PAYABLE

Vendor Name	Vendor	Voucher No.	Amt	Doc Date	Apply Date	Invoice No.
HURGETON, GEORGE	VN10873	VCH00032272	113.00	7/23/2008	7/28/2008	1007
KHALIL, ADNANE	VN020994	VCH00032276	4,108.62	7/23/2008	7/28/2008	1027
MCKENNA, ANGELA	VN020955	VCH00032274	94.66	7/23/2008	7/28/2008	1055
MCKENNA, ANGELA	VN020955	VCH00032275	2,044.63	7/23/2008	7/28/2008	1054
QUALITY TECHNOLOGY SVCS METRO LLC	VN021419	VCH00032321	14,576.88	7/23/2008	7/31/2008	POST 2926
WILLINGHAM, KIRK	VN021037	VCH00032273	543.81	7/23/2008	7/28/2008	1073
YOSEMITE WATERS	VN11914	VCH00032310	90.95	7/23/2008	7/31/2008	POST 072308
MCKENNA, ANGELA	VN020955	VCH00032271	1,044.82	7/24/2008	7/28/2008	1056
SANCHEZ, ABDIEL	VN12142	VCH00032270	148.28	7/24/2008	7/28/2008	1053
TAC WWORLDWIDE	VN021427	VCH00032250	3,850.00	7/24/2008	7/28/2008	10540279
CHANTHAPAY, DENNIS	VN021549	VCH00032238	287.13	7/25/2008	7/25/2008	CHKREQ072308
INXPRESS	VN021055	VCH00032284	875.81	7/25/2008	7/29/2008	10100012HG25
MYERS, ALLISON	VN020529	VCH00032268	2,592.66	7/25/2008	7/28/2008	1417
ROCCHI, KAREN	VN11488	VCH00032267	49.12	7/25/2008	7/28/2008	1568
ROSE, JAMIE	VN021112	VCH00032269	1,122.92	7/25/2008	7/28/2008	1052
VACO ATLANTA LLC	VN021507	VCH00032345	1,861.50	7/25/2008	7/31/2008	POST BILL/17585
VACO ATLANTA LLC	VN021507	VCH00032349	4,916.40	7/25/2008	7/31/2008	POST BILL/17589
VACO ATLANTA LLC	VN021507	VCH00032347	5,211.00	7/25/2008	7/31/2008	POST BILL/17586
STUBBS, TERESA	VN11057	VCH00032266	267.96	7/26/2008	7/28/2008	1097
BWC STATE INSURANCE FUND	VN021452	VCH00032239	336.13	7/28/2008	7/28/2008	CHKREQ072808
FLEMING, PETER	VN021021	VCH00032262	920.00	7/28/2008	7/28/2008	1048
FLEMING, PETER	VN021021	VCH00032261	1,607.14	7/28/2008	7/28/2008	1047
LAWSON, LESLIE	VN021231	VCH00032264	81.02	7/28/2008	7/28/2008	1041
SPEARS, MICHAEL ALESTER	VN10261	VCH00032263	185.65	7/28/2008	7/28/2008	1025
THOMPSON, ALTON BRIAN	VN021050	VCH00032308	371.15	7/28/2008	7/31/2008	POST08-07-28
WILLINGHAM, KIRK	VN021037	VCH00032265	244.50	7/28/2008	7/28/2008	1074
ACCOUNTEMPS	VN10095	VCH00032294	1,050.00	7/29/2008	7/29/2008	21935148
HALBLEIB CONSULTING, LLC	VN10883	VCH00032306	864.00	7/29/2008	7/31/2008	POST0055
MUGLER, DIANA	VN11941	VCH00032298	304.96	7/29/2008	7/29/2008	1394
MYERS, ALLISON	VN020529	VCH00032296	65.00	7/29/2008	7/29/2008	1418
WILLINGHAM, KIRK	VN021037	VCH00032297	123.29	7/29/2008	7/29/2008	1075
COWAN, KRISTEN	VN020030	VCH00032338	562.62	7/31/2008	7/31/2008	POST 1340
HURGETON, GEORGE	VN10873	VCH00032339	898.19	7/31/2008	7/31/2008	POST 1008
TAC WWORLDWIDE	VN021427	VCH00032351	2,444.75	7/31/2008	7/31/2008	POST 1054706
WILLINGHAM, KIRK	VN021037	VCH00032340	201.46	7/31/2008	7/31/2008	POST 1076

		Grand Total	54,060.01

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 7/23/08 — 7/31/08
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$2,981,999
+ Amounts billed during the period	2,281,858
- Amounts collected during the period	(585,696)
Total Accounts Receivable at the end of the reporting period	$4,678,161

Accounts Receivable Aging	Amount
0 – 30 days old	$2,325,298
31 – 60 days old	1,588,608
61 – 90 days old	267,018
91+ days old	497,236
Total Accounts Receivable	4,678,161
Amount considered uncollectible (Bad Debt)	(396,088)
Accounts Receivable (Net)	$4,282,073
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		No
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
No